LGT ASSET MANAGEMENT
A PIONEER IN
GLOBAL
INVESTING
GT GLOBAL
INTERNATIONAL
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1995

                                                                          [LOGO]

                                                         TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The GT Global International Growth Fund seeks long-term growth of capital by investing in equity securities of companies located outside the United States. PERFORMANCE REVIEW
The Fund's total return for the 12 months ended December 31, 1995, for Class A shares was 3.88% and total return for Class B shares was 3.15%. Total return for the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE) Index(1) over the same period was 11.55%. The index is not available for investment and does not include the effects of sales charges and professional management fees. For additional performance information, please see page 6.
The Fund's concentration in smaller, less liquid stocks in Japan, which were badly hit in the selloff at the beginning of the year, hurt the Fund's performance relative to the index. These stocks performed poorly in the first half of 1995; however, they recovered considerably in the second half and we believe they have excellent long-term prospects. Similarly, smaller stocks in Europe performed poorly as investors sought refuge in larger, safer companies. In addition, we expected the dollar to recover in early 1995 and employed foreign currency hedges, as provided for in the prospectus. While the dollar eventually strengthened against the yen, it declined against the European currencies, contributing to a loss on forward currency contracts to the detriment of the Fund relative to the index. Having lost ground in the first half of 1995, the strategies deployed by the Fund began to pay off in the second half, as illustrated by the 10.89% return in the six months to December 1995, outpacing the 8.55% return by the MSCI-EAFE Index.

------------------
(1) The MSCI-EAFE Index is an arithmetic average weighted by market value of the performance of 1,112 securities listed on 20 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

MARKET REVIEW
The Mexican financial crisis caused a steep decline in most emerging markets in the first two months of 1995, as investors reassessed the risks of investing in them in the face of rising U.S. interest rates. From March onward, it became apparent that the U.S. economy was slowing and that interest rates could begin to decline; bonds rose accordingly. The improving sentiment in the bond markets spilled over into the stock markets, and a general recovery in world financial markets occurred during the summer.

The slower pace of economic growth in the U.S. was matched by a similar slowdown in Europe where, by the end of the year, the likelihood of some countries slipping into recession became considerably more real. Further, the Japanese economy continued to disappoint. As 1995 drew to a close, most of the developed countries looked forward to lower inflation and low or falling interest rates. These positives outweighed concerns that slower economic growth might hurt the prospects for corporate profits. World stock markets, therefore, ended the year with modest gains in most countries.

However, there were some marked divergences in trends. Emerging market equities never fully recovered from the Mexico shock; Europe demonstrated reasonable gains; Japanese markets declined, then recovered, to end the year little changed; while the U.S. stock market boomed. The relative outperformance of the U.S. market has led several commentators to speculate that foreign markets have some catching up to do. As 1995 ended, U.S. investors appeared to be redirecting their buying overseas.

PORTFOLIO STRATEGY
During the second half of the year the Fund made very few changes to its country allocation. About half the Fund was invested in Europe and just over a quarter was invested in Japan. The weighting in Japan continues to be low relative to the index. Although the Japanese stock market recovered sharply in yen terms in the second half of 1995, gains were largely offset by a steep decline in the yen. Although we do find some selected stocks attractive, the structural problems in the Japanese economy continue to cause concern, and we find overall stock price valuations unappealing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MSCI JAPAN INDEX     MSCI EUROPE INDEX       MSCI EMERGING
                                                         MKTS GLOBAL INDEX
1/6/1995                     100                   100                  100
1/13/1995             100.937785            100.524596           97.0170337
1/20/1995            96.60812932            101.207714           94.5132253
1/27/1995            93.39620035            100.714169           92.2697687
2/3/1995             95.11946473            100.862886           95.0837834
2/10/1995            94.31494715            102.564145           94.6960255
2/17/1995            93.94247393            102.505311           92.1174353
2/24/1995            92.31962072            102.312469           91.8847805
3/3/1995             94.98128423            104.267037           90.3752943
3/10/1995             95.2779117            101.126001           88.9267414
3/17/1995            95.06020065             103.53816           91.2643678
3/24/1995            91.90937817            103.394346           92.0592716
3/31/1995            100.4240606            106.430789           92.4553386
4/7/1995             99.63121161            107.957183           94.1780917
4/14/1995            102.1906215            107.520837           93.1283756
4/21/1995            107.1273502            108.027456           94.0756128
4/28/1995              105.26437            109.620853           94.2196372
5/5/1995             106.4960189             111.16032           96.5932696
5/12/1995            100.5997034            110.132375           98.0529013
5/19/1995            98.91390127            108.416408           97.3770946
5/26/1995            101.7484439            112.699788           97.1416701
6/2/1995             100.8521131            113.059323           99.2964963
6/9/1995             96.37905676            112.761889           97.5100402
6/16/1995            94.78875273            112.825625           97.3327794
6/23/1995            97.17374817            114.616767           97.0945852
6/30/1995            93.90009858            112.487335           96.8176153
7/7/1995              99.6207713            116.128452           100.445922
7/14/1995            99.98188301            116.731492           101.645201
7/21/1995             99.0671281            116.156235           98.7010109
7/28/1995            100.4308161            118.648472           98.5569866
8/4/1995             97.98102936            119.037424           98.6650048
8/11/1995              95.931659            115.901291           96.3329179
8/18/1995            98.53590084            114.587351           95.4632322
8/25/1995            97.04600797              114.1412           95.3053594
9/1/1995             97.41694585            113.994117           94.9785348
9/8/1995             96.06646176            114.888054           96.1168813
9/15/1995            95.46368771            115.775454           96.6791303
9/22/1995            95.41854875             116.85733           96.5351059
9/29/1995            97.96321943            116.556627           95.7568204
10/6/1995            97.78450598            115.788528           96.2055117
10/13/1995           94.73010278            116.275535           95.3469049
10/20/1995           96.72819282            115.924171           95.0394682
10/27/1995           91.13218962            114.056218           92.9040299
ll/ 3/1995           92.79404044             115.90456           91.3696164
11/10/1995           94.68864863             115.79343           89.4142086
11/17/1995           94.11412482            117.368851           88.4115773
11/24/1995           95.24382718            118.140219           89.0818446
12/1/1995            98.92587692            116.826279           91.0483313
12/8/1995            101.1204903            116.437326           92.3085445
12/15/1995           100.6365515            117.385194           91.9318654
12/22/1995           102.8892007            118.187612           93.8097216
12/29/1995           102.8084419            119.864357           93.4108849

 Assuming a baseline of 100, European markets enjoyed strong gains on the back of robust U.S. market performance; Developing markets continued to suffer in the aftermath of the Mexican peso devaluation; Japanese market weakness underscored its continuing economic difficulties.

 Source: Bloomberg, February 20, 1996

At the end of the year, 15.23% of the portfolio was invested in emerging markets, mainly in Asia. Apart from emerging markets, which are not represented in the MSCI-EAFE Index, the largest relative overweighting was in the Netherlands, where we continue to find several companies attractive in terms of their stock price valuations relative to their growth prospects.

OUTLOOK
Looking ahead, with economic growth slowing and inflation pressures continuing to abate in most of the industrialized world, we believe central banks are likely to cut interest rates further. At some stage, we think the improvement in liquidity may bring about a recovery in economic growth and corporate profits. It is this prospect that has provided support to stock markets, since we see few investors who believe there is anything on the horizon to cause longer-term concerns.

Emerging markets, in general, although they still represent heightened investment risks compared to developed markets, are trading at much more attractive valuations than they were two years ago at the height of the investment bubble. We expect a gradual recovery in investor confidence toward these markets as memories of the Mexican financial crisis recede and investors come to believe that the crisis was not indicative of the prospects for the third world in general.

CHRISTIAN WIGNALL               MICHAEL LINDSELL
CHIEF INVESTMENT OFFICER        PORTFOLIO MANAGER
GLOBAL EQUITIES                 TOKYO
SAN FRANCISCO

                                SERGE SELFSLAGH
                                PORTFOLIO MANAGER
                                LONDON
                                JANUARY 25, 1996

GT GLOBAL INTERNATIONAL GROWTH FUND

KEY PORTFOLIO HOLDINGS*

DAINI DENDEN INC. (DDI)                                                    JAPAN
As Japan's second-largest provider of cellular phone services, DDI has benefited from the liberalization of domestic cellular services and cellular handset sales. The company also has more than 10% of the domestic long-distance market, which we expect to show respectable growth when the Japanese economy eventually recovers and Japanese consumers gradually increase their spending. We expect the market for cellular phone services to continue to grow at a healthy pace for the rest of the decade

MATSUSHITA-KOTOBUKI ELECTRONICS, LTD.                                      JAPAN
Matsushita Kotobuki produces parts for the PC industry, including disk drives and CD-ROMs. Strong sales of PCs in the U.S. have led to strong company sales, despite the strong yen which caused selling prices to decline in yen terms. The company is transferring the manufacturing of its low margin, low-growth business -- VCR manufacturing -- to overseas locations where labor costs and capital inputs are lower.

AOYAMA TRADING CO., LTD.                                                   JAPAN
Aoyama Trading is the largest suburban discount chain store in Japan, specializing in men's discount suits. Generally, Aoyama sells lesser-known brand-name items, and is developing a casual wear line to complement its business clothing sales.

SEVEN-ELEVEN JAPAN                                                         JAPAN
Throughout the recession in Japan, sales in the existing convenience stores of this nationwide franchise chain continued to grow, demonstrating the company's expertise in merchandising, inventory control and promotion. We expect these trends to continue and the company to expand at the expense of its competitors. In our opinion, highly competent management continues to be the hallmark of Seven-Eleven's success, and the shakeout in the rest of Japan's retailing industry could present it with expansion opportunities.

TAKEDA CHEMICAL                                                            JAPAN
We consider Takeda Chemical to be a leading pharmaceutical manufacturer, best-noted for its vitamin tablet Alinamin. The company, which has been a top antibiotics producer since 1965, manages overseas manufacturing operations in both the U.S. and Asia. We believe its Asian manufacturing center, Central Research Lab, sets the standard in pharmaceutical production in Asia.

ITO-YOKADO CO., LTD.                                                       JAPAN
Ito-Yokado operates one of the best managed supermarket chains in Japan. Despite a sluggish retail environment, Ito-Yokado has managed to grow sales and profits through competitive pricing, a strong merchandising strategy, sound inventory and cost control.

HOSIDEN CORPORATION                                                        JAPAN
Hosiden specializes in the production of liquid crystal display (LCD) screens that are considered among the best available in the market. The company's independence means it does not have to lower its prices to related industrial groups, as do some of its competitors. It sells mainly to U.S. computer makers, where its screens are known for their sophistication and reliability.

ELSEVIER N.V.                                                        NETHERLANDS
This Dutch publishing company focuses on the scientific, professional and business markets. It has enjoyed strong growth from geographical expansion and from electronic publishing. In early 1995, Elsevier acquired LEXIS-NEXIS, the on-line legal and business information service company, which we expect will enhance Elsevier's earnings growth.

SAMSUNG ELECTRONICS CO.                                              SOUTH KOREA
Samsung Electronics is Korea's leading electronics producer and exporter, manufacturing semiconductors, consumer electronics, and telecom and computer products. It is also a significant player in the domestic market for color televisions, videocassette recorders, household appliances, electronic switching systems and monitors. Exports account for about two-thirds of total sales, of which the main destination is the U.S., followed by Asia and Europe.

BANCO INTERCONTINENTAL ESPANOL (BANK INTER)                                SPAIN
Although Bank Inter has the lowest non-performing loan ratio and the highest loan provision ratio in the country, it is one of the most cheaply quoted Spanish banks on a book value basis. We believe its sophisticated IT systems and telephone operations make it one of the few theme stocks in the European banking sector. Bank Inter is returning value to its shareholders through share buybacks.

--------------
* There can be no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL INTERNATIONAL GROWTH FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL
             INTERNATIONAL
              GROWTH FUND      MSCI EAFE
19-Jul-85             9,525         10,000
31-Jul-85             9,535          9,904
31-Aug-85             9,449         10,225
30-Sep-85             9,849         10,827
31-Oct-85            10,506         11,567
30-Nov-85            11,144         12,045
31-Dec-85            11,878         12,619
31-Jan-86            12,163         12,939
28-Feb-86            12,954         14,376
31-Mar-86            14,168         16,402
30-Apr-86            15,310         17,480
31-May-86            14,893         16,707
30-Jun-86            16,006         17,850
31-Jul-86            17,407         18,955
31-Aug-86            18,400         20,828
30-Sep-86            17,923         20,619
31-Oct-86            16,423         19,247
30-Nov-86            17,645         20,360
31-Dec-86            18,251         21,445
31-Jan-87            18,728         23,727
28-Feb-87            19,473         24,443
31-Mar-87            20,356         26,452
30-Apr-87            21,427         29,255
31-May-87            21,900         29,261
30-Jun-87            22,148         28,334
31-Jul-87            23,579         28,289
31-Aug-87            24,433         30,416
30-Sep-87            25,185         29,943
31-Oct-87            18,256         25,753
30-Nov-87            17,774         26,013
31-Dec-87            19,379         26,791
31-Jan-88            19,786         27,276
29-Feb-88            20,431         29,101
31-Mar-88            21,313         30,896
30-Apr-88            21,833         31,350
31-May-88            21,403         30,352
30-Jun-88            21,268         29,559
31-Jul-88            21,460         30,492
31-Aug-88            20,747         28,515
30-Sep-88            21,268         29,767
31-Oct-88            22,330         32,321
30-Nov-88            22,930         34,253
31-Dec-88            23,138         34,450
31-Jan-89            24,311         35,063
28-Feb-89            24,686         35,250
31-Mar-89            25,176         34,565
30-Apr-89            26,167         34,893
31-May-89            25,882         33,000
30-Jun-89            25,745         32,452
31-Jul-89            27,545         36,534
31-Aug-89            28,626         34,898
30-Sep-89            29,788         36,494
31-Oct-89            28,455         35,035
30-Nov-89            29,685         36,803
31-Dec-89            32,060         38,170
31-Jan-90            31,540         36,758
28-Feb-90            30,674         34,200
31-Mar-90            31,090         30,644
30-Apr-90            30,258         30,409
31-May-90            31,818         33,888
30-Jun-90            32,476         33,598
31-Jul-90            33,585         34,080
31-Aug-90            30,362         30,779
30-Sep-90            27,208         26,499
31-Oct-90            28,802         30,636
30-Nov-90            27,970         28,838
31-Dec-90            27,474         29,316
31-Jan-91            28,071         30,273
28-Feb-91            29,863         33,527
31-Mar-91            30,390         31,522
30-Apr-91            30,495         31,841
31-May-91            31,584         32,183
30-Jun-91            30,390         29,826
31-Jul-91            31,514         31,300
31-Aug-91            30,741         30,672
30-Sep-91            31,408         32,410
31-Oct-91            31,549         32,877
30-Nov-91            30,073         31,351
31-Dec-91            31,104         32,980
31-Jan-92            31,176         32,285
29-Feb-92            31,709         31,138
31-Mar-92            30,677         29,091
30-Apr-92            31,532         29,237
31-May-92            33,560         31,203
30-Jun-92            32,386         29,733
31-Jul-92            30,998         28,982
31-Aug-92            30,713         30,810
30-Sep-92            29,218         30,211
31-Oct-92            29,147         28,635
30-Nov-92            29,325         28,914
31-Dec-92            29,290         29,072
31-Jan-93            29,076         29,077
28-Feb-93            29,504         29,964
31-Mar-93            31,002         32,585
30-Apr-93            32,501         35,686
31-May-93            32,965         36,448
30-Jun-93            32,501         35,888
31-Jul-93            33,714         37,153
31-Aug-93            35,676         39,167
30-Sep-93            35,533         38,294
31-Oct-93            36,996         39,482
30-Nov-93            35,355         36,039
31-Dec-93            39,315         38,650
31-Jan-94            41,741         41,926
28-Feb-94            40,242         41,818
31-Mar-94            37,317         40,026
30-Apr-94            37,852         41,733
31-May-94            37,602         41,502
30-Jun-94            37,317         42,098
31-Jul-94            38,494         42,512
31-Aug-94            40,421         43,528
30-Sep-94            38,815         42,167
31-Oct-94            39,029         43,581
30-Nov-94            37,353         41,496
31-Dec-94            36,256         41,765
31-Jan-95            33,488         40,171
28-Feb-95            32,579         40,066
31-Mar-95            32,658         42,576
30-Apr-95            33,646         44,189
31-May-95            33,567         43,673
30-Jun-95            33,962         42,919
31-Jul-95            36,453         45,603
31-Aug-95            36,611         43,874
30-Sep-95            37,086         44,742
31-Oct-95            36,453         43,551
30-Nov-95            36,335         44,774
31-Dec-95            37,661         46,590

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE GT GLOBAL INTERNATIONAL GROWTH FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI-EAFE INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 202.01% FOR THE 10 YEARS ENDING DECEMBER 31, 1995 AND AN AVERAGE ANNUAL TOTAL RETURN OF 11.69%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT.

AVERAGE ANNUAL TOTAL RETURNS+
DECEMBER 31, 1995

  SHARE             WITHOUT SALES CHARGE           WITH SALES CHARGE++
                                     10-YEAR/                      10-YEAR/
                                     LIFE OF                       LIFE OF
  CLASS          1-YEAR    5-YEAR     FUND     1-YEAR    5-YEAR     FUND
  CLASS A*         3.88%     6.51%    12.23%    -1.06%     5.48%    11.69%
  CLASS B**        3.15%      N/A      6.45%    -1.76%      N/A      5.46%
  ADV. CLASS***     N/A       N/A     12.56%      N/A       N/A       N/A

  * The Fund began operations on July 19, 1985.
 ** The Fund began offering Class B shares on April 1, 1993.
*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.
  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
 ++ The performance of the Class A shares reflects the effects of the maximum
    4.75% sales charge. Class B share performance reflects the applicable contingent deferred sales charge
    (5.00% in the first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SECTOR ALLOCATION OF NET ASSETS
            AS OF DECEMBER 31, 1995
Services                                             25.2%
Finance                                              23.3%
Technology                                            9.4%
Materials/Basic Industries                            6.4%
Consumer Non-Durables                                 5.9%
Capital Goods                                         5.8%
Health Care                                           5.5%
Energy                                                4.4%
Consumer Durables                                     2.7%
Multi Industry/Miscellaneous                          2.5%
Other                                                 8.9%
                                                     100.0
GEOGRAPHIC ALLOCATION OF NET ASSETS
AS OF DECEMBER 31, 1995
Europe                                               46.2%
Asia-Pacific                                         42.3%
Africa                                                2.7%
United States & Other                                 8.8%
                                                     100.0

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
INTERNATIONAL
GROWTH FUND

FINANCIAL
STATEMENTS

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global International Growth Fund, one of the funds organized as a series of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global International Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (25.2%)
  DDI Corp. .................................................   JPN             1,449   $ 11,232,558         3.0
    WIRELESS COMMUNICATIONS
  Aoyama Trading Co., Ltd.  .................................   JPN           320,000     10,232,558         2.7
    RETAILERS-APPAREL
  Seven-Eleven Japan Ltd. ...................................   JPN           145,000     10,228,682         2.7
    RETAILERS-OTHER
  Ito-Yokado Co., Ltd. ......................................   JPN           130,000      8,011,628         2.1
    RETAILERS-OTHER
  Elsevier N.V. .............................................   NETH          469,083      6,267,717         1.7
    BROADCASTING & PUBLISHING
  Hagemeyer N.V. ............................................   NETH          105,302      5,509,683         1.5
    WHOLESALE & INTERNATIONAL TRADE
  Koninklijke Ahold N.V. ....................................   NETH          120,725      4,937,242         1.3
    RETAILERS-FOOD
  Reuters Holdings PLC  .....................................   UK            417,000      3,816,511         1.0
    BROADCASTING & PUBLISHING
  Securitas AB "B"  .........................................   SWDN           77,680      3,687,064         1.0
    BUSINESS & PUBLIC SERVICES
  Tesco PLC .................................................   UK            791,200      3,648,291         1.0
    RETAILERS-FOOD
  EMAP PLC  .................................................   UK            433,330      3,599,310         0.9
    BROADCASTING & PUBLISHING
  Autobacs Seven Co., Ltd. ..................................   JPN            41,600      3,458,605         0.9
    RETAILERS-OTHER
  Fast Retailing Co., Ltd. ..................................   JPN            65,400      3,250,988         0.9
    RETAILERS-APPAREL
  Great Universal Stores PLC ................................   UK            304,000      3,230,678         0.9
    RETAILERS-OTHER
  Compass Group PLC .........................................   UK            413,650      3,140,426         0.8
    RESTAURANTS
  British Airport Authority PLC  ............................   UK            358,700      2,700,970         0.7
    TRANSPORTATION - AIRLINES
  Dixons Group PLC ..........................................   UK            340,000      2,356,932         0.6
    RETAILERS-APPAREL
  Telecom Italia Mobile S.p.A. ..............................   ITLY        1,335,355      2,350,562         0.6
    TELEPHONE NETWORKS
  ASSA Abloy AB "B"-/- ......................................   SWDN          182,850      1,708,235         0.5
    BUSINESS & PUBLIC SERVICES
  Granada Group PLC .........................................   UK             86,250        863,705         0.2
    LEISURE & TOURISM
  PT Indonesia Satellite (Indosat) - ADR{\/} ................   INDO           10,900        397,850         0.1
    TELEPHONE NETWORKS
  Marco Polo Developments Ltd. ..............................   SING          252,600        387,653         0.1
    LEISURE & TOURISM
  Carrefour Supermarche .....................................   FR                300        182,289          --
    RETAILERS-FOOD
  News Corp., Ltd. ..........................................   AUSL               18             96          --
    BROADCASTING & PUBLISHING
                                                                                        ------------
                                                                                          95,200,233
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (23.3%)
  Banco Intercontinental Espanol ............................   SPN            61,393   $  5,974,741         1.6
    BANKS-MONEY CENTER
  Axa Group .................................................   FR             84,336      5,691,969         1.5
    INSURANCE - MULTI-LINE
  Swiss Reinsurance Co. - Registered-/- .....................   SWTZ            4,480      5,216,625         1.4
    INSURANCE - MULTI-LINE
  HSBC Holdings PLC .........................................   HK            344,000      5,205,380         1.4
    BANKS-MONEY CENTER
  Bangkok Bank Co., Ltd. - Foreign ..........................   THAI          415,000      5,043,288         1.3
    BANKS-MONEY CENTER
  Nichiei Co., Ltd.  ........................................   JPN            66,000      4,924,419         1.3
    INVESTMENT MANAGEMENT
  National Australia Bank Ltd. ..............................   AUSL          506,305      4,551,817         1.2
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign .......................   SING          453,300      4,359,887         1.2
    BANKS-MONEY CENTER
  Skandia Forsakrings AB Free ...............................   SWDN          151,830      4,106,605         1.1
    INSURANCE - MULTI-LINE
  Internationale Nederlanden Groep N.V. .....................   NETH           58,027      3,883,925         1.0
    OTHER FINANCIAL
  Cardif S.A. ...............................................   FR             33,196      3,788,397         1.0
    INSURANCE - MULTI-LINE
  AEGON N.V. ................................................   NETH           84,870      3,762,344         1.0
    INSURANCE-LIFE
  UNI Storebrand AS "A"-/- ..................................   NOR           645,193      3,569,786         0.9
    INSURANCE - MULTI-LINE
  Invesco PLC ...............................................   UK            868,400      3,417,783         0.9
    INVESTMENT MANAGEMENT
  Assicurazioni Generali S.p.A. .............................   ITLY          126,700      3,070,297         0.8
    INSURANCE - MULTI-LINE
  Land and House Co., Ltd. - Foreign ........................   THAI          185,000      3,041,700         0.8
    REAL ESTATE
  M & G Group PLC ...........................................   UK            154,000      3,010,185         0.8
    INVESTMENT MANAGEMENT
  Thai Farmers Bank, Ltd. - Foreign .........................   THAI          261,000      2,632,804         0.7
    BANKS-REGIONAL
  Barclays PLC  .............................................   UK            229,000      2,627,403         0.7
    BANKS-MONEY CENTER
  Mapfre Vida Seguros .......................................   SPN            43,289      2,570,563         0.7
    INSURANCE-LIFE
  Mercury Asset Management Group PLC ........................   UK            172,532      2,329,088         0.6
    INVESTMENT MANAGEMENT
  Corporacion Mapfre ........................................   SPN            40,330      2,258,480         0.6
    INSURANCE - MULTI-LINE
  National Westminster Bank PLC .............................   UK            185,500      1,867,672         0.5
    BANKS-MONEY CENTER
  Phatra Thanakit Co., Ltd. - Foreign .......................   THAI          133,800      1,147,768         0.3
    INVESTMENT MANAGEMENT
  Sanyo Shinpan Finance Co. .................................   JPN             1,600        131,783          --
    CONSUMER FINANCE
                                                                                        ------------
                                                                                          88,184,709
                                                                                        ------------
Technology (9.4%)
  Matsushita-Kotobuki Electronics Ltd. ......................   JPN           420,000     10,662,791         2.8
    COMPUTERS & PERIPHERALS
  Hosiden Electronics .......................................   JPN           740,000      6,381,783         1.7
    COMPUTERS & PERIPHERALS

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (Continued)
  Kyushu-Matsushita Electric Co., Ltd. ......................   JPN           317,000   $  5,467,636         1.4
    COMPUTERS & PERIPHERALS
  S.M.H. AG - Bearer ........................................   SWTZ            8,908      5,333,206         1.4
    SEMICONDUCTORS
  Keyence Corp. .............................................   JPN            31,000      3,574,612         0.9
    INSTRUMENTATION & TEST
  Koei Co., Ltd. ............................................   JPN           102,500      3,555,717         0.9
    SOFTWARE
  Logica PLC ................................................   UK            148,800      1,051,141         0.3
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                          36,026,886
                                                                                        ------------
Materials/Basic Industry (6.4%)
  Broken Hill Proprietary Co., Ltd. .........................   AUSL          382,987      5,406,607         1.4
    MISC. MATERIALS & COMMODITIES
  Pilkington PLC: ...........................................   UK                 --             --         1.2
    BUILDING MATERIALS & COMPONENTS
    Common  .................................................   --          1,185,900      3,719,171          --
    New .....................................................   --            296,475        929,793          --
  PT Semen Gresik - Foreign .................................   INDO        1,422,000      3,984,588         1.1
    CEMENT
  RWE AG ....................................................   GER             9,006      3,266,002         0.9
    MISC. MATERIALS & COMMODITIES
  Amcor Ltd.  ...............................................   AUSL          346,282      2,444,222         0.6
    PAPER/PACKAGING
  Wickes PLC ................................................   UK            887,700      1,708,971         0.5
    BUILDING MATERIALS & COMPONENTS
  Siam Cement Co., Ltd. - Foreign ...........................   THAI           30,000      1,663,225         0.4
    CEMENT
  Construcciones y Auxiliar de Ferrocarriles S.A.  ..........   SPN            32,848      1,164,919         0.3
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                          24,287,498
                                                                                        ------------
Consumer Non-Durables (5.9%)
  B.A.T. Industries PLC .....................................   UK            638,200      5,623,017         1.5
    TOBACCO
  Amway Japan Ltd. ..........................................   JPN           121,700      5,141,589         1.4
    HOUSEHOLD PRODUCTS
  Polygram ..................................................   NETH           81,259      4,322,719         1.1
    RECREATION
  Reliance Industries Ltd. - 144A GDR{.} -/- {\/} ...........   IND           244,400      3,270,072         0.9
    TEXTILES & APPAREL
  South African Breweries Ltd. ..............................   SAFR           50,099      1,835,153         0.5
    BEVERAGES - ALCOHOLIC
  Adidas AG-/- ..............................................   GER            33,252      1,760,114         0.5
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          21,952,664
                                                                                        ------------
Capital Goods (5.8%)
  L.M. Ericsson Telephone Co. ...............................   SWDN          226,708      4,440,901         1.2
    TELECOM EQUIPMENT
  Bic .......................................................   FR             41,740      4,251,257         1.1
    OFFICE EQUIPMENT
  Olivetti Group-/- .........................................   ITLY        4,696,250      3,804,407         1.0
    OFFICE EQUIPMENT
  Canon, Inc. ...............................................   JPN           180,000      3,261,628         0.9
    OFFICE EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (Continued)
  Bouygues  .................................................   FR             25,932   $  2,616,271         0.7
    CONSTRUCTION
  Nokia AB "A" ..............................................   FIN            64,164      2,480,167         0.7
    TELECOM EQUIPMENT
  Electrocomponents PLC .....................................   UK            136,600        762,424         0.2
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                          21,617,055
                                                                                        ------------
Health Care (5.5%)
  Takeda Chemical Industries ................................   JPN           500,000      8,236,434         2.2
    PHARMACEUTICALS
  Ciba-Geigy AG - Registered ................................   SWTZ            6,277      5,528,117         1.5
    PHARMACEUTICALS
  Medeva PLC ................................................   UK            834,800      3,499,395         0.9
    PHARMACEUTICALS
  Sankyo Co., Ltd. ..........................................   JPN           153,000      3,439,535         0.9
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          20,703,481
                                                                                        ------------
Energy (4.4%)
  Sasol Ltd. ................................................   SAFR          500,000      4,095,212         1.1
    ENERGY SOURCES
  North West Water PLC ......................................   UK            389,900      3,728,899         1.0
    ENERGY SOURCES
  Electrabel S.A. ...........................................   BEL            15,059      3,604,739         1.0
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp.-/- .............................   KOR            55,050      2,360,685         0.6
    ELECTRICAL & GAS UTILITIES
  Oil Search Ltd. ...........................................   AUSL        2,302,000      1,984,040         0.5
    OIL
  Compania Sevillana de Electricidad ........................   SPN           118,790        922,888         0.2
    ELECTRICAL & GAS UTILITIES
  Polifin Ltd.-/-  ..........................................   SAFR          105,000        168,542          --
    ENERGY SOURCES
                                                                                        ------------
                                                                                          16,865,005
                                                                                        ------------
Consumer Durables (2.7%)
  Samsung Electronics Co.: ..................................   KOR                --             --         1.5
    CONSUMER ELECTRONICS
    Preferred-/- ............................................   --             22,803      2,645,701          --
    Common  .................................................   --              8,816      1,602,496          --
    Preferred New-/- ........................................   --              6,491        739,725          --
    New - GDR Non-Voting-/- {\/} ............................   --              9,220        539,370          --
    New-/- ..................................................   --              1,744        307,499          --
    New - 144A GDR{.} -/- {\/} ..............................   --              1,826        175,296          --
    New - GDR Voting-/- {\/} ................................   --              1,098        105,408          --
    New 2-/- ................................................   --                494         87,101          --
    GDR 1/2 Voting-/- {\/} ..................................   --                630         60,480          --
  PSA Peugeot Citroen S.A. ..................................   FR             21,205      2,801,601         0.7
    AUTOMOBILES
  Kiekert AG-/-  ............................................   GER            29,070      1,727,292         0.5
    AUTO PARTS
                                                                                        ------------
                                                                                          10,791,969
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi Industry/Miscellaneous (2.5%)
  Barlow Ltd. ...............................................   SAFR          300,000   $  4,280,423         1.1
    CONGLOMERATE
  Citic Pacific Ltd. ........................................   HK            535,000      1,830,154         0.5
    CONGLOMERATE
  Hutchison Whampoa .........................................   HK            295,000      1,797,012         0.5
    CONGLOMERATE
  United Industrial Corp. ...................................   SING        1,726,000      1,696,704         0.4
    CONGLOMERATE
                                                                                        ------------
                                                                                           9,604,293
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $306,331,543) ................                            345,233,793        91.1
                                                                                        ------------       -----

                                                                           Principal       Market        % of Net
Fixed Income Investments                                       Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.1%)
  Thailand (0.1%)
    Siam Syntech Construction Co., Convertible Bond, 4.5% due
     2/25/02 (cost $310,000) ................................   USD           310,000        145,700         0.1
                                                                                        ------------       -----

                                                                            No. of         Market        % of Net
Warrants (0.0%)                                                Country     Warrants        Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
  CMIC Finance & Securities Co., Ltd. Warrants, expire
   12/31/99 (cost $43,003)-/- ...............................   THAI          107,250             --          --
                                                                                        ------------       -----
    SECURITIES BROKER

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $12,790,000 U.S. Treasury Notes,
   due 8/31/97 (market value of collateral is $13,201,082,
   including accrued interest). (cost $12,939,982)  .........                             12,939,982         3.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $319,624,528) * .....................                            358,319,475        94.6
Other Assets and Liabilities ................................                             20,531,764         5.4
                                                                                        ------------       -----

NET ASSETS ..................................................                           $378,851,239       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d}  Percentages indicated are based on net assets of $378,851,239.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $321,085,734 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  54,428,631
                 Unrealized depreciation:           (17,194,890)
                                                  -------------
                 Net unrealized appreciation:     $  37,233,741
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR -- American Depository Receipt
             GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    3.7                                   3.7
Belgium (BEL/BEF)  ...................    1.0                                   1.0
Finland (FIN/FIM) ....................    0.7                                   0.7
France (FR/FRF) ......................    5.0                                   5.0
Germany (GER/DEM) ....................    1.9                                   1.9
Hong Kong (HK/HKD) ...................    2.4                                   2.4
India (IND/INR) ......................    0.9                                   0.9
Indonesia (INDO/IDR) .................    1.2                                   1.2
Italy (ITLY/ITL) .....................    2.4                                   2.4
Japan (JPN/JPY) ......................   26.7                                  26.7
Korea (KOR/KRW) ......................    2.1                                   2.1
Netherlands (NETH/NLG) ...............    7.6                                   7.6
Norway (NOR/NOK) .....................    0.9                                   0.9
Singapore (SING/SGD) .................    1.7                                   1.7
South Africa (SAFR/ZAR) ..............    2.7                                   2.7
Spain (SPN/ESP) ......................    3.4                                   3.4
Sweden (SWDN/SEK) ....................    3.8                                   3.8
Switzerland (SWTZ/CHF) ...............    4.3                                   4.3
Thailand (THAI/THB) ..................    3.5         0.1                       3.6
United Kingdom (UK/GBP) ..............   15.2                                  15.2
United States (US/USD) ...............                               8.8        8.8
                                        ------        ---            ---      -----
Total  ...............................   91.1         0.1            8.8      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $378,851,239.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                              Market Value
                                                                                  (U.S.       Contract    Delivery   Appreciation
Contracts to Buy:                                                               Dollars)        Price       Date     (Depreciation)
----------------------------------------------------------------------------  -------------  -----------  ---------  -------------
Japanese Yen................................................................      9,884,094    102.48790   02/14/96   $  (220,150)
                                                                              -------------                          -------------
  Total Contracts to Buy (Payable amount $10,104,244).......................      9,884,094                              (220,150)
                                                                              -------------                          -------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 2.61%

Contracts to Sell:
----------------------------------------------------------------------------
French Francs...............................................................      2,046,943      4.86000   02/06/96        10,670
French Francs...............................................................      8,187,772      4.91125   02/06/96       (43,206)
French Francs...............................................................      2,456,691      4.88280   02/16/96           915
Japanese Yen................................................................     23,888,800    101.50000   02/09/96       249,131
Japanese Yen................................................................     15,600,849    101.40000   02/09/96       178,244
Japanese Yen................................................................     23,285,676     99.00000   02/14/96       820,384
Netherland Guilders.........................................................      7,389,261      1.58068   02/15/96        75,880
Netherland Guilders.........................................................      4,446,081      1.58000   02/15/96        47,590
Netherland Guilders.........................................................      3,882,493      1.60472   02/15/96       (18,890)
Swedish Krona...............................................................      6,038,739      6.60950   02/22/96        50,980
Swiss Francs................................................................     11,892,708      1.15258   03/19/96      (101,770)
                                                                              -------------                          -------------
  Total Contracts to Sell (Receivable amount $110,385,941)..................    109,116,013                             1,269,928
                                                                              -------------                          -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 28.80%

  Total Open Forward Foreign Currency Contracts, Net........................                                          $ 1,049,778
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $319,624,528)
   (Note 1).................................................     $358,319,475
  U.S. currency..............................     $      814
  Foreign currencies (cost $3,646,192).......      3,671,650        3,672,464
                                                  ----------
  Receivable for Fund shares sold...........................       18,130,532
  Receivable for securities sold............................        3,441,582
  Receivable for open forward foreign currency contracts,
   net (Note 1).............................................        1,049,778
  Dividends and dividend withholding tax reclaims
   receivable...............................................          904,586
  Interest receivable.......................................           11,857
  Cash held as collateral for securities loaned (Note 1)....       18,709,722
                                                                 ------------
    Total assets............................................      404,239,996
                                                                 ------------
Liabilities:
  Payable for securities purchased..........................        3,482,185
  Payable for Fund shares repurchased.......................        2,426,740
  Payable for investment management and administration fees
   (Note 2).................................................          304,119
  Payable for service and distribution expenses (Note 2)....          147,186
  Payable for printing and postage expenses.................          125,252
  Payable for transfer agent fees...........................           75,866
  Payable for professional fees.............................           32,169
  Payable for custodian fees (Note 1).......................           21,373
  Payable for registration and filing fees..................           14,184
  Payable for fund accounting fees (Note 2).................            7,781
  Payable for Trustees' fees and expenses (Note 2)..........            5,164
  Other accrued expenses....................................           37,016
  Collateral for securities loaned (Note 1).................       18,709,722
                                                                 ------------
    Total liabilities.......................................       25,388,757
                                                                 ------------
Net assets..................................................     $378,851,239
                                                                 ------------
                                                                 ------------
Class A:
Net asset value and redemption price per share
 ($308,816,401 DIVIDED BY 33,994,719 shares outstanding)....     $       9.08
                                                                 ------------
                                                                 ------------
Maximum offering price per share
 (100/95.25 of $9.08) *.....................................     $       9.53
                                                                 ------------
                                                                 ------------
Class B:+
Net asset value and offering price per share
 ($69,654,073 DIVIDED BY 7,814,991 shares outstanding)......     $       8.91
                                                                 ------------
                                                                 ------------
Advisor Class: (Note 1 & 4)
Net asset value, offering price per share, and redemption
 price per share
 ($380,765 DIVIDED BY 41,815 shares outstanding)............     $       9.11
                                                                 ------------
                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $343,057,435
  Accumulated net realized loss on investments and foreign
   currency transactions....................................       (3,964,587)
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies........................        1,063,444
  Net unrealized appreciation of investments................       38,694,947
                                                                 ------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $378,851,239
                                                                 ------------
                                                                 ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $1,361,001)...............................................     $6,759,232
  Interest income............................................      1,273,947
                                                                  ----------
    Total investment income..................................      8,033,179
                                                                  ----------
Expenses:
  Investment management and administration fees..............      4,027,923
  Service and distribution expenses: (Note 2)
    Class A..................................     $ 1,206,618
    Class B..................................         681,752      1,888,370
                                                  -----------
  Transfer agent fees........................................        965,711
  Custodian fees (Note 1)....................................        395,778
  Printing and postage expenses..............................        273,691
  Fund accounting fees (Note 2)..............................        102,559
  Audit fees.................................................         58,500
  Registration and filing fees...............................         39,374
  Legal fees.................................................         32,346
  Trustees' fees and expenses (Note 2).......................          6,625
  Insurance expenses.........................................          6,419
                                                                  ----------
    Total expenses before reductions.........................      7,797,296
                                                                  ----------
      Expense reductions (Note 1 & 5)........................       (319,478)
                                                                  ----------
    Total net expenses.......................................      7,477,818
                                                                  ----------
Net investment income........................................        555,361
                                                                  ----------
Net realized and unrealized gain on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........       5,147,147
  Net realized loss on foreign currency
   transactions..............................      (4,165,066)
                                                  -----------
    Net realized gain during the year........................        982,081
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................         247,497
  Net change in unrealized appreciation of
   investments...............................       7,882,538
                                                  -----------
    Net unrealized appreciation during the year..............      8,130,035
                                                                  ----------
Net realized and unrealized gain on investments and foreign
 currencies..................................................      9,112,116
                                                                  ----------
Net increase in net assets resulting from operations.........     $9,667,477
                                                                  ----------
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Decrease in net assets
Operations:
  Net investment income (loss)...............      $      555,361          $    (618,214)
  Net realized gain on investments and
   foreign currency transactions.............             982,081             66,237,292
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....             247,497             (4,100,341)
  Net change in unrealized appreciation
   (depreciation) of investments.............           7,882,538           (100,302,042)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............           9,667,477            (38,783,305)
                                                  -----------------      -----------------
Class A:
Distributions to shareholders:
  From net investment income.................                  --             (1,684,749)
  From net realized gain on investments......          (7,612,428)           (40,336,515)
  In excess of net realized gain on
   investments...............................          (6,510,219)                    --
Class B:
Distributions to shareholders:
  From net investment income.................                  --               (280,442)
  From net realized gain on investments......          (1,774,209)            (6,714,382)
  In excess of net realized gain on
   investments...............................          (1,517,320)                    --
Advisor Class:
Distributions to shareholders:
  From net realized gain on investments......              (9,818)                    --
  In excess of net realized gain on
   investments...............................              (8,396)                    --
                                                  -----------------      -----------------
    Total distributions......................         (17,432,390)           (49,016,088)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,294,676,738          1,036,090,550
  Decrease from capital shares repurchased...      (1,410,555,957)          (999,937,817)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................        (115,879,219)            36,152,733
                                                  -----------------      -----------------
Total decrease in net assets.................        (123,644,132)           (51,646,660)
Net assets:
  Beginning of year..........................         502,495,371            554,142,031
                                                  -----------------      -----------------
  End of year................................      $  378,851,239          $ 502,495,371
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                             1995         1994       1993 (A)       1992         1991
                                          -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $     9.17   $    11.02   $     8.21   $     8.74   $     7.82
                                          -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income (loss)..........        0.03        (0.04)        0.03         0.11         0.14
  Net realized and unrealized gain
   (loss) on investments................        0.32        (0.82)        2.78        (0.62)        0.89
                                          -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
     investment operations..............        0.35        (0.86)        2.81        (0.51)        1.03
                                          -----------  -----------  -----------  -----------  -----------
Distributions to shareholders:
  From net investment income............          --        (0.04)          --        (0.02)       (0.11)
  From net realized gain on
   investments..........................       (0.24)       (0.95)          --           --           --
  In excess of net realized gain on
   investments..........................       (0.20)          --           --           --           --
                                          -----------  -----------  -----------  -----------  -----------
    Total distributions.................       (0.44)       (0.99)          --        (0.02)       (0.11)
                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period..........  $     9.08   $     9.17   $    11.02   $     8.21   $     8.74
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Total investment return (d).............        3.88%       (7.78)%       34.2%        (5.8)%       13.2%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  308,816   $  430,701   $  523,397   $  421,693   $  463,851
Ratio of net investment income (loss) to
 average net assets.....................        0.24%       (0.04)%        0.3%         1.2%         1.5%
Ratio of expenses to average net assets:
  With expense reductions...............        1.70%        1.70%        1.80%        1.90%        1.90%
  Without expense reductions............        1.78%        1.75%          --%*         --%*         --%*
Portfolio turnover rate++++.............          75%          96%          90%          89%          83%

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Calculated based upon weighted average shares outstanding during the period.
 (b)  Not annualized.
 (c)  Annualized.
 (d)  Total investment return does not include sales charges.
   * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       ADVISOR
                                                         CLASS B++                     CLASS+++
                                          ----------------------------------------  --------------
                                                                     APRIL 1, 1993   JUNE 1, 1995
                                           YEAR ENDED DECEMBER 31,        TO              TO
                                          -------------------------  DECEMBER 31,    DECEMBER 31,
                                             1995         1994         1993 (A)          1995
                                          ----------  -------------  -------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.07    $    10.98     $     8.74      $    8.49
                                          ----------  -------------  -------------      -------
Income from investment operations:
  Net investment income (loss)..........      (0.04)        (0.10)         (0.01)          0.03
  Net realized and unrealized gain
   (loss) on investments................       0.32         (0.82)          2.25           1.03
                                          ----------  -------------  -------------      -------
    Net increase (decrease) from
     investment operations..............       0.28         (0.92)          2.24           1.06
                                          ----------  -------------  -------------      -------
Distributions to shareholders:
  From net investment income............         --         (0.04)            --             --
  From net realized gain on
   investments..........................      (0.24)        (0.95)            --          (0.24)
  In excess of net realized gain on
   investments..........................      (0.20)           --             --          (0.20)
                                          ----------  -------------  -------------      -------
    Total distributions.................      (0.44)        (0.99)            --          (0.44)
                                          ----------  -------------  -------------      -------
Net asset value, end of period..........  $    8.91    $     9.07     $    10.98      $    9.11
                                          ----------  -------------  -------------      -------
                                          ----------  -------------  -------------      -------
Total investment return (d).............       3.15%        (8.36)%         25.6 %(b)       12.56 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  69,654    $   71,794     $   30,745      $     381
Ratio of net investment income (loss) to
 average net assets.....................      (0.41)%       (0.69)%         (0.4)%(c)        0.59 %(c)
Ratio of expenses to average net assets:
  With expense reductions...............       2.35%         2.35 %         2.40 %(c)        1.35 %(c)
  Without expense reductions............       2.43%         2.40 %           -- %*        1.43 %(c)
Portfolio turnover rate++++.............         75%           96 %           90 %           75 %

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Calculated based upon weighted average shares outstanding during the period.
 (b)  Not annualized.
 (c)  Annualized.
 (d)  Total investment return does not include sales charges.
   * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global International Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates from management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remain at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value of approximately $17,499,956 were on loan to brokers. The loans were secured by cash collateral of $18,709,722, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1995, the Fund received securities lending fees of $175,653 which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $50,454 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT

                      GT GLOBAL INTERNATIONAL GROWTH FUND
Global collected CDSCs in the amount of $32,049 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the period ended December 31, 1995, GT Global collected CDSCs in the amount of $297,910. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, and 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $40,655 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of GT Capital, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $289,373,330 and $425,782,128, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

4. CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               DECEMBER 31, 1995            DECEMBER 31, 1994
                                                                         -----------------------------  --------------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                         ------------  ---------------  -----------  -------------
CLASS A
Shares sold............................................................   140,096,147  $ 1,244,115,581   86,542,390  $ 926,900,205
Shares issued in connection with reinvestment of distributions.........     1,274,450       11,483,253    3,799,540     34,613,815
                                                                         ------------  ---------------  -----------  -------------
                                                                          141,370,597    1,255,598,834   90,341,930    961,514,020
Shares repurchased.....................................................  (154,325,977)  (1,370,898,171) (90,893,714)  (979,657,620)
                                                                         ------------  ---------------  -----------  -------------
Net decrease...........................................................   (12,955,380) $  (115,299,337)    (551,784) $ (18,143,600)
                                                                         ------------  ---------------  -----------  -------------
                                                                         ------------  ---------------  -----------  -------------


                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               DECEMBER 31, 1995            DECEMBER 31, 1994
                                                                         -----------------------------  --------------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                         ------------  ---------------  -----------  -------------
CLASS B
Shares sold............................................................     4,065,880  $    35,727,913    6,350,365  $  68,347,089
Shares issued in connection with reinvestment of distributions.........       329,999        2,917,198      691,392      6,229,441
                                                                         ------------  ---------------  -----------  -------------
                                                                            4,395,879       38,645,111    7,041,757     74,576,530
Shares repurchased.....................................................    (4,499,678)     (39,592,887)  (1,924,260)   (20,280,197)
                                                                         ------------  ---------------  -----------  -------------
Net increase (decrease)................................................      (103,799) $      (947,776)   5,117,497  $  54,296,333
                                                                         ------------  ---------------  -----------  -------------
                                                                         ------------  ---------------  -----------  -------------

                                                                                JUNE 1, 1995
                                                                              (COMMENCEMENT OF
                                                                              SALE OF SHARES)
                                                                            TO DECEMBER 31, 1995
                                                                         --------------------------
                                                                           SHARES        AMOUNT
                                                                         -----------  -------------
ADVISOR CLASS
Shares sold............................................................       47,423  $     417,842
Shares issued in connection with reinvestment of distributions.........        1,656         14,951
                                                                         -----------  -------------
                                                                              49,079        432,793
Shares repurchased.....................................................       (7,264)       (64,899)
                                                                         -----------  -------------
Net increase...........................................................       41,815  $     367,894
                                                                         -----------  -------------
                                                                         -----------  -------------

5. EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $143,825 under these arrangements.

6. COVERED CALL OPTIONS WRITTEN
The Fund's written options contracts activity for the year ended December 31, 1995 was as follows:

                                                                                                   UNDERLYING NOMINAL
                                                                                                     AMOUNT IN USD       PREMIUMS
                                                                                                   ------------------   ----------
Options outstanding at December 31, 1994.........................................................      140,000,000      $3,934,000
Options written during the year ended December 31, 1995..........................................        --                 --
Options cancelled in closing purchase transactions (loss of $2,317,000 realized).................     (140,000,000)     (3,934,000)
Options expired prior to exercise................................................................        --                 --
Options exercised................................................................................        --                 --
                                                                                                   ------------------   ----------
Options outstanding at December 31, 1995.........................................................                0      $        0
                                                                                                   ------------------   ----------
                                                                                                   ------------------   ----------

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,432,389 as capital gain dividends for the fiscal year ended December 31, 1995.

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE